Registration No. 33-6418
                                                      1940 Act File No. 811-4946
                                                                     Rule 497(e)


                           THOMPSON PLUMB FUNDS, INC.

                                   GROWTH FUND
                                    BOND FUND

                             ----------------------

                          Supplement Dated May 16, 2006
                                       To
             Statement of Additional Information Dated April 1, 2006


Change in Chief Compliance Officer

      At its meeting held on May 11, 2006, the Board of Directors of Thompson Plumb Funds, Inc. appointed Nedra S. Pierce, Director of Business Development for Thompson Investment Management LLC ("TIM"), to serve as Chief Compliance Officer of Thompson Plumb Funds, Inc. Ms. Pierce's business address is 1200 John
Q. Hammons Drive, Madison, Wisconsin 53717, and her date of birth is 10/02/1961. As of May 1, 2006, Ms. Pierce also began serving as the Chief Compliance Officer of TIM. Ms. Pierce has been employed by TIM as Director of Business Development since January 2004. Prior to January 2004, she was employed by Thompson, Plumb & Associates, Inc. in various positions since May 1995.